UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 28, 2022

Block, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37622	80-0429876
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Not Applicable[1]
(Address of principal executive offices)

(415) 375-3176

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0000001 par value per share	SQ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging Growth Company

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

[1]	We do not designate a headquarters location as we have adopted a distributed work model.

Explanatory Note

This Amendment No. 1 on Form 8-K/A amends the Current Report on Form 8-K filed by Block, Inc. (the “Company”) with the Securities and Exchange Commission on January 31, 2022 (the “Original Form 8-K”). The Original Form 8-K reported the completion of the Company’s acquisition (the “Transaction”) of Afterpay Limited (“Afterpay”).

This amendment amends and supplements the Original Form 8-K solely to provide the financial statements and pro forma financial information required under Item 9.01 of Form 8-K. This amendment reports no other updates or amendments to the Original Form 8-K. The pro forma financial information included in this amendment has been presented for informational purposes only, as required by Form 8-K. It does not purport to represent the actual results of operations that the Company and Afterpay would have achieved had the companies been combined during the periods presented in the pro forma financial information and is not intended to project the future results of operations that the combined company may achieve after completion of the Transaction.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited consolidated financial statements of Afterpay as of and for the years ended June 30, 2021, 2020 and 2019 appearing in Annex B to the Definitive Proxy Statement on Schedule 14A of the Company, dated October 5, 2021, are incorporated herein by reference as Exhibit 99.1.

The unaudited consolidated financial statements of Afterpay as of December 31, 2021 and for the six months ended December 31, 2021 and 2020 are attached hereto as Exhibit 99.2 and incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma combined financial statements of the Company as of December 31, 2021 and for the year ended December 31, 2021 are attached hereto as Exhibit 99.3 and incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description

23.1	Consent of Ernst & Young.

99.1	Audited consolidated financial statements of Afterpay Limited, as of and for the years ended June 30, 2021, 2020 and 2019 (incorporated by reference to Annex B to the Definitive Proxy Statement on Schedule 14A of Block, Inc., dated October 5, 2021).

99.2	Unaudited consolidated financial statements of Afterpay Limited, as of December 31, 2021 and for the six months ended December 31, 2021 and 2020.

99.3	Unaudited pro forma combined financial statements of Block, Inc., as of December 31, 2021 and for the year ended December 31, 2021.

104	Cover Page Interactive Data File, formatted in inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 11, 2022	BLOCK, INC.

	By:	/s/ Sivan Whiteley
Name: Sivan Whiteley Title: Chief Legal Officer and Corporate Secretary